                                                                EXHIBIT 2.3

                     EXCELSIOR PRIVATE EQUITY FUND II, INC.

                             TOTAL AUTHORIZED ISSUE
                       150,000 SHARES PAR VALUE $.01 EACH
                                  COMMON STOCK

                                        SEE REVERSE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT __________________________________ IS THE OWNER OF

___________________________SPECIMEN_______________________________________
fully paid and non-assessable shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

WITNESS, the seal of the Corporation and the signatures of its duly authorized officers.

DATED

-----------------------------           ----------------------------------
                    Secretary                                    President

(c) 1987 Corpex Banknote Co., New York

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM - as tenants in common

        TEN ENT - as tenants by the entireties

        JT TEN - as joint tenants with right of survivorship and not as tenants in common

        UNIF GIFT MIN ACT - ...... Custodian ................
                            (Cust)                (Minor)
                  under Uniform Gifts to Minors Act, .................
                                                          (State)

        Additional abbreviations may also be used through not in the above list.

        For value received ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                (PLEASE PRINT NAME OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

-----------------------------------------------------------------------Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

                Dated ___________________ 19______________
                        In presence of

                                        --------------------------------
---------------------------------

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.